Exhibit 10(d)(ii)

                                  AMENDMENT TO
                               THE BLACK & DECKER
                      EXECUTIVE DEFERRED COMPENSATION PLAN


         Pursuant to the powers of amendment reserved under Section 15 of The Black & Decker Executive Deferred Compensation Plan (the "Plan"), Black & Decker (U.S.) Inc. (the "Sponsor") hereby amends the Plan as follows:

                                  FIRST CHANGE

         Effective January 1, 1994, Section 2 of the Plan is amended by the addition of the following as new subparagraph (n) thereunder, and the prior subparagraph (n) is redesignated as subparagraph (o):

                  (n) "Savings Plan" shall mean The Black & Decker Retirement Savings Plan.

                                  SECOND CHANGE

         Section 3 of the Plan is amended by the addition of the following as a new concluding paragraph thereunder:

                  Notwithstanding the foregoing, no Employee of the Corporation or any of its Subsidiaries shall be eligible to make an Election to Defer Compensation under this Plan after January 31, 1996.

                                  THIRD CHANGE

         Section 6 of the Plan is amended in its entirety to read as follows:

         Section 6.  Plan Account.

                  A separate Plan Account shall be established on the Corporation's books for each Participant for the purpose of crediting the Participant's elective deferrals and interest earned thereon. The Plan Account for each Participant who is not actively employed by the Corporation or any of its



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         subsidiaries shall be credited with interest each month at a rate equal to the interest rate paid for that month on amounts held in the Income Fund of the Savings Plan. In the event of a Change in Control of the Corporation, the interest rate shall be increased by 20% for the month in which the Change in Control of the Corporation occurs and for all months commencing after the date of the Change in Control of the Corporation.

                   Subject to such limitations as may, from time to time, be required by law, imposed by the Pension Committee or contained elsewhere in the Plan, and subject to such operating rules and procedures as may be imposed, from time to time, by the Pension Committee, each Participant who is actively employed by the Corporation or any of its subsidiaries may communicate to the Pension Committee a direction as to how his or her Plan Account should be deemed to be invested among such categories of deemed investments as may be made available by the Pension Committee from time to time. In the event of a failure by such a Participant to elect the manner in which his or her Plan Account is to be invested, such Account shall be credited with interest each month at a rate equal to the interest rate paid for the month on amounts held in the Income Fund of the Savings Plan. A Participant's Plan Account shall be debited for any payments made under the Plan to the Participant or his or her designated beneficiary.

         The Plan, as amended by the foregoing changes, is hereby ratified and confirmed in all respects. Except as otherwise provided herein, this amendment shall be effective on February 1, 1996.

         IN WITNESS WHEREOF, the Sponsor has caused this Amendment to be executed by its duly authorized officer on this 17th day of July, 1996.

WITNESS:                                    BLACK & DECKER (U.S.) INC.


/s/ BEVERLY S. DELEYER                      By: /s/ WILLIAM G. BRUNER, III





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                           BLACK & DECKER (U.S.) INC.
                   UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS


         We, the undersigned, constituting all of the Directors of Black & Decker (U.S.) Inc., a Maryland Corporation (the "Corporation"), do hereby consent to the adoption of the following resolutions and the recording of the resolutions among the minutes of proceedings of the Board of Directors of the
Corporation:
                  RESOLVED: That the Amendment to The Black & Decker Executive Deferred Compensation Plan, a copy of which is attached hereto, is hereby approved and adopted; and

                  FURTHER RESOLVED: That each officer of the Corporation is hereby authorized to take such action in the name of, and on behalf of, the Corporation as such officer shall deem necessary or appropriate to carry out the purposes and intent of the foregoing resolution.

         IN WITNESS of our unanimous approval of the actions set forth in the preceding resolutions, we have signed this Unanimous Consent.

Date Signed:                                Directors:


July 17, 1996                                        /s/ CHARLES E. FENTON
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                                                     Charles E. Fenton


July 17, 1996                                       /s/ BARBARA B. LUCAS
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                                                     Barbara B. Lucas


July 17, 1996                                       /s/ THOMAS M. SCHOEWE
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                                                     Thomas M. Schoewe